UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               September 17, 1997
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


                                           1-14556
            DELAWARE                       0-21857                 86-0786101
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)

                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
                (Address of principal executive office)(zip code)

                                 (602) 932-6200
              (Registrant's telephone number, including area code)

Item 5. Other Events
--------------------

         On September 17, 1997, Poore Brothers, Inc. (the "Registrant") announced the consolidation of the Registrant's manufacturing operations into its new 60,000 square foot Goodyear, Arizona facility. As a result of this consolidation, the Registrant is closing its LaVergne, Tennessee manufacturing operation. The consolidation and closure of the Tennessee facility will result in charges of approximately $500,000 and the elimination of about 35 jobs. Substantially all of the charges will be recorded in the quarter ended September 30, 1997.

         On September 17, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits.
------------------------------------------

         (c)      Exhibits.

                  99.1     Press release dated September 17, 1997.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POORE BROTHERS, INC.
                                          (Registrant)



Date: October 2, 1997              By: /s/  Thomas W. Freeze
                                      ----------------------
                                      Thomas W. Freeze
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                                       Description

99.1                                   Press Release dated September 17, 1997